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                        AIM SPECIAL OPPORTUNITIES FUNDS

                        AIM LARGE CAP OPPORTUNITIES FUND

                     Supplement dated September 29, 2000 to
       the Prospectus dated December 30, 1999, as revised March 31, 2000 and as supplemented May 10, 2000 and August 4, 2000


This supplement supersedes and replaces in its entirety the supplements dated May 10, 2000 and August 4, 2000.

AIM Large Cap Opportunities Fund (the "fund") has reached a size in assets under management where it has become increasingly difficult to satisfy the fund's investment objective and strategies, which include a dynamic hedging program. This difficulty is due to the limited size of the market for large capitalized common stocks available for hedging purposes. For this reason, effective at the close of business on September 29, 2000, the fund will be closed to new investors. Employer retirement plans which include the fund as an option and existing shareholders of the fund who maintain open accounts will be permitted to continue to make additional investments in the fund.

The fund will accept properly completed Account Applications postmarked by the close of business on September 29, 2000. IRA transfers or rollovers will be accepted if a properly completed IRA application and transfer form are postmarked by the close of business on September 29, 2000. New Account Applications, IRA applications or IRA transfer forms received by fax will not be accepted.

During this period that the fund is closed to new investors, the distribution and service (12b-1) fee for Class A shares will be reduced from 0.35% to 0.25% of the fund's average daily net assets attributable to the Class A shares. The 12b-1 fees for Class B and Class C shares will not be reduced during this closed period.

The fund may resume sales of shares to new investors at some future date if the Board of Trustees determines that it would be in the best interest of shareholders.


The following replaces in its entirety the information appearing under the heading "FEE TABLE -- ANNUAL FUND OPERATING EXPENSES" on page 3 of the prospectus:

     "ANNUAL FUND OPERATING EXPENSES

     (expenses that are deducted
     from fund assets)                  CLASS A         CLASS B        CLASS C
     --------------------------------------------------------------------------

     Management Fees(2)                   1.50%           1.50%          1.50%

     Distribution and/or
     Service (12b-1) Fees                 0.35            1.00           1.00

     Other Expenses(3)                    0.48            0.52           0.52

       Total Annual Fund
       Operating Expenses                 2.33            3.02           3.02

       Waiver(4)                          0.10              --             --

       Net Expenses                       2.23%           3.02%          3.02%
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     (1)  If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
     (2)  The fund's base management fee is 1.50%. Effective January 1,
          2001, this fee is subject to a maximum 1.00% performance adjustment upward or downward. As a result, beginning January 1, 2001, the fund could pay a management fee that ranges from 0.50% to 2.50% of average daily net assets based on its performance.
     (3) Other expenses are based on estimated amounts for the current fiscal period.
     (4) The distributor has contractually agreed to limit Class A shares Rule 12b-1 distribution plan payments to 0.25%. Waiver has been restated to reflect this agreement.

     As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge."

The second paragraph appearing under the heading "EXPENSE EXAMPLE" on page 3 of the prospectus is deleted in its entirety and replaced with the following:

              "The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fund expenses are waived your expenses would be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:"